UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2023

Comcast Corporation

(Exact Name of Registrant

as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

In May 2019, subsidiaries of The Walt Disney Company (collectively with its subsidiaries, “Disney”), a subsidiary of Comcast Corporation (“Comcast”, and such subsidiary, “NBCU”) and Hulu, LLC (“Hulu”), which is owned 66-2/3% by Disney and 33-1/3% by NBCU, subject to dilution under certain circumstances, entered into an amended agreement governing the operation of Hulu. Under the amended agreement, as subsequently amended, in November 2023 (in addition to subsequent periods), NBCU may exercise an option to require Disney to purchase, and Disney may exercise an option to require NBCU to sell, NBCU’s interest in Hulu to Disney, in either case at a value based on NBCU’s equity ownership percentage of the greater of Hulu’s equity fair value and a guaranteed floor value of $27.5 billion. If the put/call is exercised in November 2023, Hulu’s equity fair value will be assessed as of September 30, 2023. On September 8, 2023, Disney filed a Current Report on Form 8-K describing certain aspects of how “Hulu’s equity fair value” will be determined.

For reference, the complete definition of “Fair Market Value” is as follows:

“Fair Market Value” means:

(i) the fair market value of the Company as shall be mutually agreed upon by the Disney Member and the NBCU Member, based upon the total value of the consideration that would be received by the Members in a sale of one hundred percent (100%) of the Equity Securities of the Company (and such value shall not include the value of any tax benefit that results from an increase in tax basis as a result of such sale), consistent with the methodologies in clause (ii) below; provided, however, that, should the Disney Member and the NBCU Member fail to agree (a) by November 15th of any year, with respect to the Fair Market Value determination required to be made as of the end of each Fiscal Year pursuant to Section 4.5(a), or (b) within fifteen (15) Business Days following any Reference Date, or in each case if later, within five (5) Business Days following the date on which the Audited Financial Statements are completed for the period ending on the date as of which Fair Market Value is to be determined, then such determination shall be made by two investment banking firms of national standing, one of which shall be selected by the Disney Member and the other of which shall be selected by the NBCU Member. Each investment banking firm shall be required to determine the Fair Market Value within thirty (30) days after being notified of its selection. If the two determinations by the two investment banking firms are within ten percent (10%) of each other, the Fair Market Value shall be the average of the two determinations. If the two determinations are not within ten percent (10%) of each other, then the two investment banking firms shall select a third investment banking firm of national standing to make a third determination within thirty (30) days after being notified of its selection, in which case the Fair Market Value shall be the average of the two determinations that are closest in value to each other. In preparing the Fair Market Value determinations, each investment banking firm shall be provided with the same access to the Company’s management and the same source documents and information regarding the Company. Each investment banking firm shall determine a single point estimate of Fair Market Value, not a range of values. The fees and expenses of all such investment banking firms to determine Fair Market Value shall be paid by the Company.

(ii) In determining the Fair Market Value, the investment banking firms shall take into account all factors they determine relevant to such valuation (to the extent consistent with the following clauses (A) through (D) and clauses (iii) and (iv)) and the following:

(A) a sale process designed to maximize equity value, which sale process may include a sale by auction and/or sealed bid process;

(B) that the Company is valued as a going concern, carrying on its existing business activities;

(C) whether to include in their analysis the assumption of the participation of any or all of NBCU or Disney as bidders (and if so, whether as solo or joint bidders) based on the principle of maximizing equity value; and

(D) equity value for purposes hereof shall mean the fair market value of the Company on an enterprise basis, less any outstanding indebtedness (including Member Loans and Third Party Loans), plus cash and cash equivalents.

(iii) The investment banking firms shall also take into consideration (A) the Company’s historical financial and operating results, which shall be based solely on the Audited Financial Statements (including the Audited Financial Statements as of the last day of the most recently completed Fiscal Year and, in the event Fair Market Value is being determined as of a date other than the end of any Fiscal Year (e.g., in connection with a Drag-Along Sale Transaction, an Exit Transaction or an IPO), an additional set of Audited Financial Statements for the period beginning on the first day of the then-current Fiscal Year and ending on the date as of which Fair Market Value is being so determined), (B) the Company’s future business prospects and projected financial and operating results, assuming that the assets, contract rights and intellectual property used in the Company’s business that are provided by Disney, any Member (other than the NBCU Member) or any of their respective Affiliates will be continued and available to the Company and its Subsidiaries in a manner and on terms consistent with past practice (as reflected in such Audited Financial Statements) (and, in that regard, management of the Company will prepare and provide to each investment banking firm and each Media Partner a management plan that reflects such assumptions), and (C) public and private market and industry conditions.

(iv) With respect to any determination of Fair Market Value in connection with a Major Transaction Notice or a Drag-Along Sale Notice, in no event will Fair Market Value be less than the fair market value of the cash and non-cash consideration to be paid or delivered by the Third Party in connection with such Major Transaction or Drag-Along Sale Transaction, respectively.

The foregoing is not, and does not purport to be, a complete description of the amended agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

		By	/s/ Elizabeth Wideman
			Name:	Elizabeth Wideman
Date:	September 11, 2023		Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary